1NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Q4 & Full Year 2025 Financial Results As of December 31, 2025, reported on March 12, 2026

2NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | This press release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near-term," "long-term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements made in this press release include, among others, our belief that the strategies underlying Joint 2.0 remain on track to be fully executed by the end of this year; our belief regarding our progress toward becoming a pure-play franchisor; our expectations of the progress related to refranchising 27 previously company-owned or managed clinics since the beginning of 2025, which will leave us with just 48 clinics that remain company-owned or managed, and our plan to continue to make progress with such refranchising efforts; our belief that we continue to implement operational discipline to drive improved operating leverage, which is reflected in the year- over-year Adjusted EBITDA improvements in the 2025 fourth quarter and full year periods despite certain macroeconomic headwinds that challenged comp sales and overall revenue performance; our belief that progress on our broad range of initiatives includes a more holistic marketing approach to amplify our brand awareness through a partial shift in advertising spend from local to national media, higher search authority for our individual clinic websites, and an improvement in our patient attrition rate; our capital allocation strategy; our belief that continued progress on Joint 2.0 will help unlock the true power of our post-refranchise profit structure, which will be further bolstered as our multi-year top-line growth strategies gain traction; our belief that we entered 2026 with a stronger foundation for driving sustainable improvements in our financial results, which will further benefit from reductions in our cost structure as we complete the transition to a pure-play franchisor and capital light operating model; and our reiterated 2026 guidance for system-wide sales, comp sales, consolidated Adjusted EBITDA, and new franchised clinic openings. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, our inability to identify and recruit enough qualified chiropractors and other personnel to staff our clinics, due in part to the nationwide labor shortage and an increase in operating expenses due to measures we may need to take to address such shortage; inflation, leading to increased labor costs and interest rates, as well as changes to import tariffs, may lead to reduced discretionary spending, all of which may negatively impact our business; our failure to profitably operate company-owned or managed clinics; our failure to refranchise as planned; short-selling strategies and negative opinions posted on the internet, which could drive down the market price of our common stock and result in class action lawsuits; our failure to remediate future material weaknesses in our internal control over financial reporting, which could negatively impact our ability to accurately report our financial results, prevent fraud, or maintain investor confidence; and other factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 14, 2025 and subsequent filings with the SEC. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Accounting Adjustments Related to the Consolidation of the Operations of the PCs In those states which require a licensed Doctor of Chiropractic to own the entity that offers chiropractic services, the Company enters into a management agreement with a professional corporation (PC) licensed in that state to provide chiropractic services. To increase transparency into operating results and to align with accounting rules, the Company will now consolidate the full operations of the PC. This will result in increases to our revenue and G&A expenses by an identical amount and would have no impact on our bottom line except in instances when the PC has sold treatment packages and wellness plans. Revenue from these packages and plans will now be deferred and will be recognized when patients use their visits. The Company has previously consolidated its clinic operations in Non-PC states such as Arizona and New Mexico, and the deferred revenue around packages and plans in those states was already reflected in its financial statements. Therefore, these adjustments are isolated to the managed clinics in PC states. These adjustments will have no impact on cash flow. The Joint Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Tennessee, Washington, and West Virginia, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. Safe Harbor Statements

3NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Sanjiv Razdan CEO, President and Director

4NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Joint 2.0 the first phase of our transformation journey to reignite growth and improve profitability ✓ Significantly strengthened management team ✓ Achieved substantial progress with refranchising efforts ✓ Strengthened marketing activities to drive new patient acquisition ✓ Optimizing capital allocation

5NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | +3% Revenue From Continuing Operations Q4 2025 vs Q4 2024 +8% Consolidated Adjusted EBITDA Q4 2025 vs Q4 2024 1.1 M Shares Repurchased In Q4 2025 for total consideration of $9M +3.1 Revenue From Continuing Operations Q4 2025 vs Q4 2024 +7.8% Consolidated Adjusted EBITDA Q4 2025 vs Q4 2024 1.1 Shares Repurchased In Q4 2025 for total consideration of $9.0M for 2025, repurchased 1.3M shares for total consideration of $11.3M; at December 31, 2025, unrestricted cash and cash equivalents of $23.6M

6NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Refranchising Company-Owned Clinics • Signed Asset Purchase Agreement for the sale of 22 corporate-owned or managed clinics in Q4 2025 • Letter of Intent for sale of five additional corporate-owned or managed clinics in Q1 2026 • 48 remaining corporate-owned clinics (~5% of total portfolio) • All but two are in California • Confident we will complete our refranchising initiative this year to become a pure-play franchisor

7NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Driving Stronger New Patient Acquisition Shift from broad wellness-focused communications to a message centered on chiropractic care for pain relief • Increased National Marketing: growing awareness, began high- impact media program in November 2025 • Improved website search visibility • Overall traffic, organic traffic and phone calls trending up • Redesigned national blog with digital linkage • Overall traffic and organic traffic trending up

8NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Sales Driving Initiatives • Continuing to test enhanced pricing structure in approximately 300 clinics • Expect comp sales trends will improve during the course of the year • Evaluating additional offerings to more closely match evolving patient needs, with the goal of improving retention

9NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Elevating The Patient Experience • Launched mobile app in July 2025 • Continuing to introduce new feature updates • 23,000+ patients shared app feedback • Average rating of 4.9 / 5.0 • 75% of patients waited less than 5 minutes to see a doctor • Average user “Intent to Recommend” of 9.7 / 10.0 • Indicates patients are having consistently positive experiences

10NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Scott Bowman Chief Financial Officer

11NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | • $3.6M Q4 2025 consolidated Adjusted EBITDA +7.8% vs Q4 2024 • $140M Q4 2025 system-wide sales1 (3.9)% vs Q4 2024 • (3.8)% Q4 2025 comp sales2 vs Q4 2024 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. 2 Comp sales include only the sales from clinics that have been open at least 13 full months and exclude any clinics that have permanently closed. Operating Metrics

12NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | 12 26 82 175 242 265 309 352 394 453 515 610 712 800 842 885 4 47 61 47 48 60 64 96 126 135 125 75 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TOTAL CLINICS OPEN at year-end Franchised Company-owned or managed Clinic Portfolio 1 Includes 22 corporate-owned or managed clinics sold in Q4 2025 pursuant to a signed asset purchase agreement. 370 399 442 513 312 246 579 706 838 935 967 9601

13NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Three Months Ended December 31, 2025 $ in Millions 1 3 months ended 12/31/25 3 months ended 12/31/24 Difference Revenue $15.2 $14.7 +$0.5 Cost of revenues $2.8 $3.2 ($0.4) Selling and marketing $3.5 $2.8 +$0.7 Depreciation and amortization $0.4 $0.4 +$0.0 G&A $7.7 $7.5 +$0.2 Net income (loss) from continuing operations 2 $0.9 $0.9 +$0.0 Net income / (loss) from discontinued operations 2 $0.1 ($0.9) +$1.0 Consolidated net income / (loss) $1.0 $0.0 +$1.0 Adjusted EBITDA from continuing operations 3 $1.6 $2.0 ($0.4) Adjusted EBITDA from discontinued operations 3 $2.0 $1.3 +$0.7 Consolidated Adjusted EBITDA 3 $3.6 $3.3 +$0.3 1 Due to rounding, numbers may not add up precisely to the totals. | 2 The results of the corporate clinic segment are reported in from discontinued operations and the franchised clinics in continued operations | 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix.

14NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Year-Ended December 31, 2025 $ in Millions 1 12 months ended 12/31/25 12 months ended 12/31/24 Difference Revenue $54.9 $52.2 +$2.7 Cost of revenues $11.2 $11.5 ($0.3) Selling and marketing $13.3 $11.0 +$2.3 Depreciation and amortization $1.6 $1.4 +$0.2 G&A $29.6 $30.1 ($0.5) Net income (loss) from continuing operations 2 ($0.3) ($1.6) +$1.3 Net income / (loss) from discontinued operations 2 $3.2 ($4.2) +$7.4 Consolidated net income / (loss) $2.9 ($5.8) +$8.7 Adjusted EBITDA from continuing operations 3 $3.1 $2.3 +$0.8 Adjusted EBITDA from discontinued operations 3 $9.8 $9.1 +$0.7 Consolidated Adjusted EBITDA 3 $13.0 $11.4 +$1.6 1 Due to rounding, numbers may not add up precisely to the totals. | 2 The results of the corporate clinic segment are reported in from discontinued operations and the franchised clinics in continued operations | 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix.

15NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Strengthening Balance Sheet $ in Millions 12/31/25 12/31/24 Unrestricted cash $23.6 $25.1 Restricted cash $0.7 $0.9 Borrowings on $20 Million JP Morgan Chase LOC $0.0 $0.0 Stock repurchase plan • Repurchased 1.1M shares for $9.0M during the fourth quarter • Repurchased 1.3M shares for $11.3M during 2025 • $5.7M remaining on share repurchase plan at year-end 2025

16NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | 2026 Guidance Metrics 2026 Guidance 2025 Low High Actual System-wide Sales 1 ($ in Millions) $519 $552 $532.4 Comp Sales 2 (%) (3)% 3% (0.4)% Consolidated Adjusted EBITDA ($ in Millions) $12.5 $13.5 $13.0 New Franchised Clinic Openings (#) 30 35 29 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. | 2 Comp sales include only the sales from clinics that have been open at least 13 full months and exclude any clinics that have permanently closed.

17NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Revenue Growth Comp Growth New Clinic Growth Clinic Sales Royalty Stream 7.0% Marketing Fees 2.0% Technology Fees 1.5% Franchise Fees 0.5% System Wide Sales Revenue ~11.0% of Sales

Driving Higher Profitability

Post-Refranchising Run Rate (est. mid-2026)

Royalties & Fees
~10% - 12% of System Sales

Gross Margin
~83% - 85% of Revenue

G&A Expense
~40% - 42% of Revenue

Capital Spending
Capex ~3% of Revenue

Free Cash Flow
~60% - 70% FCF Conversion*

Enhanced Profitability

Adj. EBITDA Margin		
2024	2025	Mid-2026 expected run rate
9%	**12%**	**~19% - 21%**

Net Income		
2024	2025	Mid-2026 expected run rate
(5)%	**3%**	**~13% - 15%**

Target IRR - Growth Projects
~25%

* Free Cash Flow Conversion = FCF/Adj. EBITDA

NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | 18

19NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Capital Allocation Priorities Investing In Growth Initiatives Buy Back RD Territories Share Repurchases

20NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Sanjiv Razdan CEO, President and Director

21NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Establishing a Foundation for Sustainable Growth ✓ Improving financial position of franchisees and stockholders ✓ On track to become a pure-play franchisor ✓ Creating operating leverage ✓ Commitment to responsible capital allocation ✓ Prioritizing growth through testing new channels, B2B, and entering new markets under Joint 3.0 ✓ Well positioned against backdrop of growing trends in longevity, health span, and non-invasive whole-body care

22NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Performance Metrics and Non-GAAP Measures This presentation includes commonly discussed performance metrics. System-wide sales include revenues at all clinics, whether operated by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. Comp sales include the revenues from both company-owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed. This presentation includes non-GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the company’s underlying operating performance and operating trends. Reconciliation of historical net income/(loss) to EBITDA and Adjusted EBITDA is presented in the table below. The company defines EBITDA as net income/(loss) before net interest, tax expense, depreciation, and amortization expenses. The company defines Adjusted EBITDA as EBITDA before acquisition-related expenses (which includes contract termination costs associated with reacquired regional developer rights), net (gain)/loss on disposition or impairment, stock-based compensation expenses, costs related to restatement filings, restructuring costs, and litigation expenses (consisting of legal and related fees for specific proceedings that arise outside of the ordinary course of our business). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the company’s financial statements filed with the SEC. Please refer to the reconciliations of non-GAAP financial measures to their GAAP equivalents located in this presentation. This presentation includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA. These measures will differ from net income (loss), determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this release. We are not able to provide, without unreasonable effort, guidance for net income (loss), determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income (loss).

23NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Quarterly GAAP – Non-GAAP Reconciliation Three Months Ended December 31, 2025 2024 from Continuing Operations from Discontinued Operations Net Operations from Continuing Operations from Discontinued Operations Net Operations Non-GAAP Financial Data: Net income (loss) $ 937,129 $ 53,968 $ 991,097 $ 908,981 $ (891,316) $ 17,665 Net interest (income) expense (200,158) — (200,158) (79,729) 429 (79,300) Depreciation and amortization expense 433,200 9,743 442,943 353,466 201,719 555,185 Income tax expense (benefit) 3,513 (278,036) (274,523) (19,536) (184,429) (203,965) EBITDA 1,173,684 (214,325) 959,359 1,163,182 (873,597) 289,585 Stock-based compensation expense 326,295 — 326,295 203,295 — 203,295 Net loss on disposition or impairment 1,485 1,694,561 1,696,046 61,501 2,116,432 2,177,933 Costs related to restatement filings 1,925 — 1,925 — — — Restructuring costs 167,060 373,801 540,861 579,231 68,640 647,871 Litigation expense (85,000) 136,439 51,439 — — — Adjusted EBITDA $ 1,585,449 $ 1,990,476 $ 3,575,925 $ 2,007,209 $ 1,311,475 $ 3,318,684

24NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Annual GAAP – Non-GAAP Reconciliation Year Ended December 31, 2025 2024 from Continuing Operations from Discontinued Operations Net Operations from Continuing Operations from Discontinued Operations Net Operations Non-GAAP Financial Data: Net (loss) income $ (268,157) $ 3,175,422 $ 2,907,265 $ (1,614,344) $ (4,182,549) $ (5,796,893) Net interest (income) expense (799,273) 239 (799,034) (280,287) 2,114 (278,173) Depreciation and amortization expense 1,644,161 69,558 1,713,719 1,371,389 3,350,748 4,722,137 Income tax expense 38,653 25,207 63,860 5,606 210,263 215,869 EBITDA 615,384 3,270,426 3,885,810 (517,636) (619,424) (1,137,060) Stock-based compensation expense 1,297,433 — 1,297,433 1,679,005 — 1,679,005 Acquisition-related expense — — — 478,710 — 478,710 Net loss on disposition or impairment 7,898 5,441,010 5,448,908 66,019 7,714,555 7,780,574 Costs related to restatement filings 115,402 — 115,402 — — — Restructuring costs 1,077,678 745,542 1,823,220 607,231 495,097 1,102,328 Litigation expense 15,000 386,439 401,439 — 1,481,000 1,481,000 Adjusted EBITDA $ 3,128,795 $ 9,843,417 $12,972,212 $ 2,313,329 $ 9,071,228 $11,384,557

25NASDAQ: JYNT | © 2026 The Joint Corp. All Rights Reserved. | Scott Bowman, CFO scott.bowman@thejoint.com The Joint Corp. 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 Sanjiv Razdan, President & CEO sanjiv.razdan@thejoint.com The Joint Corp. 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 Richard Land, Investor Relations thejointinvestors@allianceadvisors.com Alliance Advisors Investor Relations 800 Third Ave, 17th Floor | New York, NY 10022| (212) 838-3777 https://www.facebook.com/thejointchiro @thejointchiro https://twitter.com/thejointchiro @thejointchiro https://www.youtube.com/thejointcorp @thejointcorp